UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 28, 2014 (November 28, 2014)

OVERLAND STORAGE, INC.

(Exact name of registrant as specified in its charter)

California	000-22071	95-3535285
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9112 Spectrum Center Boulevard, San Diego, California 92123

(Address of principal executive offices, including zip code)

(858) 571-5555

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07	Submission of Matters to a Vote of Security Holders.

On November 28, 2014, Overland Storage, Inc. (the “Company”) held a Special Meeting of Shareholders (the “Special Meeting”) in San Jose, California. At the Special Meeting, the shareholders of the Company approved Proposals 1, 2, 3 and 4, each of which is described in detail in the Company’s definitive proxy statement dated November 6, 2014 for the Special Meeting. Abstentions and broker non-votes were counted for purposes of determining whether a quorum was present. Only “FOR” and “AGAINST” votes were counted for purposes of determining the votes received in connection with each proposal.

The results are as follows:

Proposal 1 to approve the Agreement and Plan of Merger dated as of May 15, 2014 (as amended from time to time, the “Merger Agreement”) by and among Sphere 3D Corporation, an Ontario corporation (“Sphere 3D”), S3D Acquisition Company, a California corporation and wholly-owned subsidiary of Sphere 3D (“Merger Sub”), and the Company, pursuant to which Merger Sub will merge with and into the Company and Merger Sub will survive as a wholly-owned subsidiary of Sphere 3D.

For	Against	Abstain	Broker Non-Vote
13,091,105	18,785	2,256	0

Proposal 2 to approve, on an advisory (non-binding) basis, the “golden parachute” compensation that may become payable to the Company’s named executive officers in connection with the merger as required by Item 402(t) of Regulation S-K and Section 14A(b) of the Exchange Act.

For	Against	Abstain	Broker Non-Vote
12,878,315	227,114	6,717	0

Proposal 3 to approve any proposal to adjourn the Special Meeting to a later date or time, if necessary or appropriate, to solicit additional proxies if there are an insufficient number of votes at the time of such adjournment to approve the merger agreement.

For	Against	Abstain	Broker Non-Vote
13,085,414	19,305	7,427	0

Proposal 4 to approve such other business as may properly come before the Special Meeting (and any adjournment or postponement thereof), including to consider any procedural matters incident to the conduct of the Special Meeting.

For	Against	Abstain	Broker Non-Vote
12,976,000	129,880	6,266	0

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

Exhibit Number	Description

99.1	Press Release, dated November 28, 2014, entitled “Overland Storage Announces Approval of Proposed Merger with Sphere 3D by the Shareholders of Overland.”

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

OVERLAND STORAGE, INC.

Date: November 28, 2014	/s/ Eric L. Kelly
Name: Eric L. Kelly Title: President and Chief Executive Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release, dated November 28, 2014, entitled “Overland Storage Announces Approval of Proposed Merger with Sphere 3D by the Shareholders of Overland.”